Exhibit 4.1

PharmaNet Development Group, Inc.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK
CUSIP 717148 10 0
SEE REVERSE FOR CERTAIN DEFINITIONS
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK PAR VALUE $.001 PER SHARE OF PharmaNet Development Group, Inc.
transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificates is net valid unless counter since and registered by the transfer agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
SECRETARY/ TREASURER
Dated:

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–as tenants in common	UNIF GIFT MIN ACT–	Custodian
TEN ENT	–as tenants by the entireties		(Cust) (Minor)
JT TEN	–as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act
	in common		(State)
Additional abbreviations may also be used though not in the above list.
     FOR VALUE RECEIVED,                                                              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

{PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17AD-15.